UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2019

Date of reporting period:  June 30, 2019

Item 1. Report to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

ANNUAL REPORT

JUNE 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.olsteinfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-799-2113 or by sending an e-mail request to info@olsteinfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-799-2113 or send an e-mail request to info@olsteinfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

The Olstein Funds

CONTENTS

3	Letters to Shareholders

25	Expense Examples

28	Schedules of Investments

38	Statements of Assets
and Liabilities

40	Statements of Operations

42	Statements of Changes
in Net Assets

46	Financial Highlights

52	Notes to Financial Statements

65	Report of Independent
Registered Public Accounting Firm

66	Additional Information

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2019, Adviser Class shares of the Olstein All Cap Value Fund appreciated 6.06% and Class C shares of the Fund appreciated 5.07%, while the Russell 3000® Value Index (the Fund’s primary benchmark) appreciated 7.34% over the same period. For the quarter ended June 30, 2019 Adviser Class shares of the Fund appreciated 4.95% and the Class C shares appreciated 4.73%, while the Russell 3000® Value Index, appreciated 3.68% over the same period.1

MARKET OUTLOOK

A significant swing in fortunes favored equity markets during the last half of the Fund’s fiscal year, with the broad-market Russell 3000® Index posting a double-digit gain of 18.71% during the first six months of 2019; a momentous improvement over the 8.20% decrease in the Index during first half of the Fund’s fiscal year. Although the issues that drove negative market sentiment at the end of 2018 remain unresolved – (e.g. the impact of trade wars, signs of an economic slowdown and growing political gridlock) investor apprehensions about these issues appeared to dissipate during the first six months of 2019.

The sharp swing in market sentiment and price volatility from October 1, 2018 to June 30, 2019 emphasized a key tenet of our value approach to equity investing. When we see a growing disconnect between stock prices and the intrinsic value of individual businesses, we look to buy stocks which

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended June 30, 2019, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 4.12%, 5.70%, and 11.72%, respectively. Per the Fund’s prospectus dated 10/28/18, the expense ratio for the Olstein All Cap Value Fund Class C was 2.18%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

are selling at prices that we believe represent a material discount based on our projection of a company’s normalized ability to generate future free cash flow. The disconnect or discount occurs when negative sentiment overwhelms equity markets (as it did during the last six months of 2018) or when investors and the business press are focusing on a small group of securities the public believes can grow forever (e.g. high tech, social media, Internet shopping, bio-tech etc.,) and continues to buy at higher and higher prices to avoid missing the runaway train. In order to raise funds to invest in the latest fad, the public often liquidates the stocks of more established companies in lower growth, “boring” businesses selling at what we believe are lower multiples of free cash flow. Each new high in the latest fad stocks convinces the public to continue buying these overpriced new age securities, or risk being left behind. Eventually these high growth securities are taken to prices that we believe have little chance in the future of being justified, based on their realistic future ability to produce normalized free cash flow. While these securities are becoming overvalued, the boring, more established high free cash flow yielding companies are being ignored or sold so the public can participate in the current momentum stocks. As a result, the boring, well established companies being sold move to prices that result in large discounts to our calculation of their intrinsic value based on their future ability to generate normalized free cash flow. During these periods selectivity and highly focused company-specific analysis become even more important factors for long-term investment success.

We believe it is important to withstand periods of short-term market volatility by favoring the equities of financially strong companies with stable or growing free cash flow that we believe are not properly valued by the market, and are run by managements that have a demonstrated history of deploying cash to benefit shareholders. As value investors, we also believe it is important to take advantage of market conditions and downward price movements caused by short-term factors to buy such companies at, what we believe, are advantageous prices. Our value philosophy emphasizes that the key to long-term performance is to pay attention to risk and the potential for losses. We believe a portfolio’s long-term performance is mostly determined by the number and severity of one’s losses. Big losses affect long-term performance more than big gains. Stock prices usually discount bad news already on the table setting up a better risk reward ratio, especially if the problems are temporary. The Fund’s attempt to control losses is to buy companies we believe are selling at material discounts to their intrinsic value because of temporary negative factors affecting free cash flow. On each buy, we believe the temporary problems creating the discount opportunities for the Fund should abate within 18-24 months and hopefully result in capital appreciation for the Fund. Waiting for the catalyst to attract investors can

OLSTEIN ALL CAP VALUE FUND

get lonely at times but patience is the most valuable asset of a successful value investor. Our experience has time and time again indicated that the attempt to perform all the time rather than over time decreases the probability of the Fund of achieving its long-term investment objective.

OUR STRATEGY

For the remainder of 2019 we will continue to focus on those companies that we believe demonstrate a commitment to maintaining a strong financial position; have the ability to generate sustainable free cash flow; and are led by management teams that intelligently deploy cash to increase returns to shareholders. Remaining true to our investment discipline, we will seek to buy such companies at a significant discount to our determination of their intrinsic value and intend to seize on market dips or other temporary issues as buying opportunities to either strategically add to existing positions in the portfolio or initiate positions in companies with these essential characteristics. The bifurcated markets of the past five years by which small groups of stocks led by the high growth “FANG” stocks (Facebook, Apple, Netflix, and Google), which in certain cases have been bid up to prices that we believe are not currently justifiable (based on our future free cash flow projections), has, in our opinion, created significant discounts in industrial companies selling at high free cash flow and dividend yields which in many cases are higher than the ten-year Treasury rate.

Reality has begun to set in and in our opinion, the high-growth overvalued securities have become a crowded trade. Currently, we are seeing stocks in our portfolio starting to appreciate and be recognized even though reported earnings have yet to turn. The free cash flow yields on some of the basic industrial companies in our portfolio are at levels exceeding 8% or more and exceed Treasury yields by material amounts. We believe that markets have just started to recognize these values. The dividend yield on some of the stocks in our value portfolio are in many cases between 3% and 6%. At June 30, 2019, our liquidity was strong as our cash position was in excess of 10% of the Fund’s net assets. Liquidity enables the Fund to seize upon the opportunity to purchase stocks that have experienced unwarranted downward price corrections caused by short-term problems which we believe will abate over the next two years. As the public begins to realize that the future cash flow projections were too low, we believe that a material number of these stocks should begin to rise resulting in capital appreciation for the Fund.

Our current portfolio consists of companies that we believe have sustainable competitive advantages, discernible balance sheet strength, management teams that emphasize decisions based on cost of capital calculations and deploy free cash flow to create shareholder value. We remain focused on individual companies, their operations and prospects for maintaining or

OLSTEIN ALL CAP VALUE FUND

growing sustainable free cash flow. From our perspective as long-term value investors, we recognize that companies generating sustainable free cash flow are well positioned to compete profitably during both favorable and challenging economic environments. We continue to seek and invest in companies that we believe have an ability to deliver long-term value to their shareholders, which in many cases is not currently recognized by the market. Periodic spikes in market volatility during the course of the Fund’s fiscal year created many individual opportunities in stocks that offered the potential for above-average capital appreciation. Our quest for value will continue to be guided by two prerequisites: (1) a company’s ability to generate sustainable future free cash flow and (2) securities prices that allow us to buy good companies, with solid balance sheets, and profitable business models, at what we believe are very advantageous prices. These two requirements guide our investment process and force us to focus on a company’s future prospects and value, while capitalizing on favorable prices the market provides as a result of temporary factors that the investing public think will go on forever.

PORTFOLIO REVIEW

At June 30, 2019, the Olstein All Cap Value Fund portfolio consisted of 94 common stock holdings with an average weighted market capitalization of $83.62 billion. During the fiscal year, the Fund initiated positions in fourteen companies and strategically added to positions in eight companies. Over the same time period, the Fund eliminated its holdings in nineteen companies and strategically decreased its holdings in another sixteen companies.

Positions initiated during the last twelve months include: Cracker Barrel Old Country Store Inc., Cummins Inc., Dollar Tree, Inc., Dow Inc., Equifax Inc., Littelfuse, Inc., McDonald’s Corporation, Mohawk Industries, Inc., Norwegian Cruise Line Holdings Ltd., Packaging Corporation of America, S&P Global, Inc., Schlumberger Ltd, and Starbucks Corporation On May 7, 2019, DowDuPont announced that its Board of Directors approved the previously announced spinoff of DowDuPont’s Agriculture Division, which will become Corteva, Inc. on June 1, 2019. As of the close of the Fund’s fiscal year on June 30, 2019, the Fund continued to maintain a position in its new holding, Corteva, Inc.

Positions eliminated during the past twelve months include: Casey’s General Stores, Inc., CommScope, Inc., Conduent, Inc., Coty, Inc., Delphi Technologies PLC, Dunkin’ Brands Group, Inc., The Goodyear Tire & Rubber Company, Henry Schein, Inc., Hormel Foods Corporation, Intuitive Surgical, Inc., The J. M. Smucker Company, Kimberly-Clark Corporation, Newell Brands, Inc., Owens-Illinois Group, Inc., PepsiCo, Inc., The Procter & Gamble Company, Sealed Air Corporation, Spirit Airlines, Inc., and Stericycle, Inc.

OLSTEIN ALL CAP VALUE FUND

The Fund sold its holdings in Casey’s General Stores, Henry Schein, Hormel Foods, Intuitive Surgical, The J. M. Smucker Company, Kimberly-Clark, PepsiCo, and Procter & Gamble during the reporting period as the stock price of each of these companies reached our valuation. As the company’s stock price moved closer to our valuation, the Fund liquidated its position in Spirit Airlines to reduce the portfolio’s overall exposure to the airline industry. Similarly, the Fund eliminated its position in Sealed Air Corporation as the price of the stock moved closer to our valuation and the company altered its senior management team.

The Fund sold its position in Dunkin’ Brands Group as it reached its valuation in a relatively short period of time. The Fund built a position in Dunkin Brands beginning in November 2017, at an average price of $51.66 per share. As the company’s stock reached our valuation level, the Fund liquidated its position by early June 2019, within an average sale price of $73.31 per share. Over a period of a little more than nineteen months, the Fund’s holding in Dunkin Brands appreciated approximately 42%. By way of comparison, the broad Russell 3000® Index appreciated 10.51% and the Russell 3000® Value Index appreciated 6.52% over the Fund’s holding period for Dunkin Brands (September 5, 2017 to June 7, 2019).

A change in company management led us to eliminate the Fund’s position in Newell Brands during the reporting period. Under intense pressure from shareholder activists, the company’s Chief Executive Officer, the architect and driving force behind the company’s consumer products acquisition strategy, was forced to resign following weak sales and missed turnaround targets. The Fund also eliminated its holding in Delphi Technologies PLC, due to continued pressure on the automotive and related industries, and invested the proceeds in other companies with what we believe to be more favorable risk-reward profiles.

The Fund liquidated its positions in Conduent and Stericycle as management at both companies attempted to reset expectations for their respective operational turnarounds. In both cases, extending the time line for achieving desired results invalidated our original investment thesis. Similarly, the Fund eliminated its holding in Owens-Illinois after several years of repeated non-recurring events and related expenses that kept the company from reaching our expected level of earnings and free cash flow.

The Fund liquidated its holding in CommScope following disappointing results, as well as media reports that it was highly likely the company would acquire ARRIS International. We believe the potential ARRIS acquisition would not be in the best interests of shareholders and would force the company to shift away from improving its core operations to focus instead on post-acquisition issues. The Fund also liquidated its holding in Coty, as the company suffered from sluggish sales due to stiff competition in the

OLSTEIN ALL CAP VALUE FUND

mass-market beauty segment. The brand’s worse-than-expected results led us to question the expected duration of it turnaround efforts.

Our Leaders

Leading performers for the twelve-month reporting period ended June 30, 2019, include: Spirit Airlines, Inc., Keysight Technologies, Inc., Casey’s General Stores, Inc., Starbucks Corporation and Zebra Technologies Corporation. At the close of the fiscal year the Fund continued to maintain positions in Keysight Technologies, Starbucks and Zebra Technologies. During the fiscal year, the Fund liquidated its positions in Spirit Airlines and Casey’s General Stores as the price of each company’s stock reached its valuation

Our Laggards

Laggards during the twelve-month reporting period include: Delphi Technologies PLC Coty Inc., CommScope, Inc., Conduent, Inc. and The Greenbrier Companies, Inc. At the close of the fiscal year the Fund maintained a position in The Greenbrier Companies. As previously discussed, we liquidated the Fund’s holding in Delphi Technologies PLC, Coty, CommScope, and Conduent.

FINAL THOUGHTS

We continue to focus on understanding a business, its potential to generate sustainable free cash flow and ultimately its value. After identifying companies that meet well-defined investment criteria, we then seek to take advantage of market conditions and erroneous conclusions by the investing public which create downward price movements to buy such companies at prices that we believe increase the chance for a successful investment outcome. As previously stated, we believe that markets are in the process of shifting money from overvalued, over owned high-growth companies and beginning to invest in boring undervalued high free cash flow yielding companies which permeate our portfolio. While past performance is no guarantee of future results, the same process occurred without warning after the internet boom of 1999-2001.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation. We look forward to writing to you again at the end of 2019.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

(UNAUDITED)

Value of Shares
Owned, If Initial
Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232
9/30/17	82,438
12/31/17	87,561
3/31/18	86,683
6/30/18	86,815
9/30/18	91,553
12/31/18	77,934
3/31/19	87,094
6/30/19	91,214

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended June 30, 2019, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein

OLSTEIN ALL CAP VALUE FUND

All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 4.12%, 5.70%, and 11.72%, respectively. Per the Fund’s prospectus dated 10/28/18, the expense ratio for the Olstein All Cap Value Fund Class C was 2.18%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of fund holdings as of June 30, 2019is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. There is no assurance that the Fund will achieve its investment objective.

The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value® Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the index represents. Such costs would lower performance. Investors cannot invest directly in an index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Compass Distributors, LLC – Member FINRA

OLSTEIN ALL CAP VALUE FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2019, Adviser Class shares of the Olstein Strategic Opportunities Fund depreciated 0.15% outperforming the Fund’s primary benchmark, the Russell 2500® Value Index which decreased 1.92%. During the fiscal year, Class A shares of the Olstein Strategic Opportunities Fund depreciated 0.38% and Class C shares depreciated 1.12%.  Calendar year-to-date through June 30, 2019, Adviser Class shares of the Olstein Strategic Opportunities Fund appreciated 15.90%, outperforming the Fund’s primary benchmark, the Russell 2500® Value Index, which posted a return of 15.26% over the same time period.1

MARKET OUTLOOK

Over the course of the Fund’s fiscal year, equity markets were exceptionally volatile with small- to mid-sized companies hit particularly hard. During the first six months of the Fund’s fiscal year, sentiment turned sharply negative as investors became increasingly nervous about slowing economic growth and the harmful impact of trade wars on further economic expansion. During the second half of the Fund’s fiscal year, however, investors seemed to balance the uncertainty of a slowing global economy, tariffs and trade conflicts with a potential shift of Fed policy from “patient” to easing in order to sustain U.S. economic growth.

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of June 30, 2019, for the one-year, five-year, and ten-year periods, assuming deduction of the maximum Class A sales charge of 5.50%, was -5.88%, 1.86% and 11.62%, respectively. Per the Fund’s 10/28/18 prospectus, the expense ratio for the Class A share was 1.57%. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Despite the threat of ongoing trade conflicts, for the remainder of 2019, we expect that a shift in Fed policy to support continued economic growth, combined with a continued increase in consumer spending should improve the prospects for many of the small- to mid-sized companies in our portfolio. We also expect continued investor nervousness about slowing economic growth and the harmful effects of trade conflicts to cause spikes in market volatility. We believe it is important to weather market conditions, specific events and shifts in investor-driven momentum by favoring the equities of financially strong companies with stable or growing free cash flow that are run by managements that have a demonstrated history of deploying cash to the benefit of shareholders. As such, we maintain a cautiously optimistic outlook for our value-oriented approach to investing in small to mid-cap companies for the second half of 2019. We believe the investing public will spread out its investments from the crowded large cap growth arena to take advantage of the values that have been created over the past three to five years in ignored small and mid-size companies generating normalized free cash flow that, in our opinion, is not properly valued by the market.

OUR STRATEGY

The recent divergence of equity market performance between large capitalization companies and small-cap companies over the twelve months ended June 30, 2019, suggests that it may be a good time to consider the potential for future outperformance of smaller capitalization companies. For the twelve months ended June 30, 2019, the S&P 500® Index provided a double-digit return of 10.42% while the small-capitalization benchmark Russell 2000® Index dropped 3.31%. Despite investor preference for larger capitalization companies and for ‘growth’ over ‘value’ over the past twelve months, we should point out that the Olstein Strategic Opportunities Fund Adviser Class shares not only outperformed its SMID benchmark indices; it also outperformed the large-cap, momentum-driven S&P 500® Index by 0.96% and outperformed the large-cap Russell 3000® Index by 1.16% during the most recent calendar quarter. It is our opinion that the performance data above is indicative of major capital movements transferring into high yielding free cash flow small and mid-size stocks which are not being properly valued by the market.

We believe two factors accounted for the Fund’s outperformance of these large-cap, growth-oriented indices, despite investor preference for large cap companies and ‘growth ‘over ‘value. First, the Fund’s cash position enabled us to take advantage of market conditions and sharp downward price movements in small and mid-size stocks that occurred during the fourth quarter of 2018. We were able to buy the equities of small and mid-size financially strong companies with stable or growing free cash flow at what we

OLSTEIN STRATEGIC OPPORTUNITIES FUND

believe to be advantageous prices, setting up a period of outperformance of the Fund’s primary benchmark during the first six months of 2019. Second, stock selection was a key contributor to the Fund’s outperformance. As investors hone their focus on company fundamentals and shift their emphasis to finding unrecognized value in a market that has become increasingly nervous about overall economic growth, we intend to maintain our focus on understanding a business and its potential to generate sustainable free cash flow in small and mid-size stocks.

Despite repeated shifts in investor sentiment based on momentum, we continue to focus on company-specific factors and fundamentals. Our main emphasis and metric for valuation is a company’s ability to generate sustainable future free cash flow in combination with a price that allows us to buy a good company at what we believe is a very advantageous price. Our current portfolio consists of undervalued small and mid-size companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value. We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow since we recognize that such companies are well positioned to compete more profitably during both favorable and challenging economic times.

PORTFOLIO REVIEW

At June 30, 2019, the Olstein Strategic Opportunities Fund portfolio consisted of 38 common stock holdings with an average weighted market capitalization of $5.64 billion. During the fiscal year, the Fund initiated positions in six companies and strategically added to positions in three companies. Over the same time period, the Fund eliminated its holdings in ten companies and strategically decreased its holdings in another six companies.

Positions initiated during the last twelve months include: Big Lots, Inc., Cracker Barrel Old Country Store, Inc., Gardner Denver Holdings, Inc., Integra LifeSciences Holdings Corporation, Littelfuse, Inc. and Lydall, Inc. Positions eliminated during the past twelve months include: Casey’s General Stores, Inc., CommScope, Inc., Conduent, Inc., Delphi Technologies PLC, Dunkin’ Brands Group, Inc., The Goodyear Tire & Rubber Company, Helen of Troy Limited, Natus Medical, Inc., Newell Brands, Inc., Owens-Illinois Group, Inc., and Stericycle, Inc.

The Fund sold its holdings in Casey’s General Stores as the company’s stock price reached our valuation. The Fund exited its position in Helen of Troy Limited as the company’s stock price reached our valuation level in a relatively short period of time. After initiating a position in the Fund’s

OLSTEIN STRATEGIC OPPORTUNITIES FUND

portfolio in June 2017, the Fund began exiting its holdings in Helen of Troy one year later in June 2018 and continued selling until it had fully liquidated the position in mid-November 2018. With an average sale price of $118.32, Helen of Troy increased approximately 31% over the Fund’s average cost of $90.57; a substantial rise for a position held for a little over one year’s time. Similarly, the Fund sold its position in Dunkin’ Brands Group as it reached its valuation in a relatively short period of time. The Fund built a position in Dunkin Brands beginning in September 2017, at an average price of $51.53 per share. As the company’s stock reached our valuation level, the Fund liquidated its position by the end of May 2019, within an average sale price of $71.46 per share. Over a period of a little more than nineteen months, the Fund’s holding in Dunkin Brands appreciated approximately 39%. By way of comparison, the Russell 2500® Index appreciated 6.11% and the Russell 2500® Value Index appreciated 2.36% over the Fund’s holding period for Dunkin Brands (September 5, 2017 to May 30, 2019).

A change in company management led the Fund to eliminate its position in Newell Brands during the reporting period. Under intense pressure from shareholder activists, the company’s Chief Executive Officer, the architect and driving force behind the company’s consumer products acquisition strategy, was forced to resign following weak sales and missed turnaround targets. The Fund eliminated its holding in Delphi Technologies PLC, due to continued pressure on the automotive and related industries, and invested the proceeds in other companies with what we believe to be more favorable risk-reward profiles. The Fund also liquidated its holding in Goodyear Tire & Rubber as the company’s margin improvement and expansion did not meet our expectations.

We liquidated the Fund’s position in Natus Medical due to the lackluster execution of, and inconsistent results from the company’s transformation and growth strategy. We also liquidated the Fund’s positions in Conduent and Stericycle as management at both companies attempted to reset expectations for their respective operational turnarounds. In both cases, extending the time line for achieving desired results invalidated our original investment thesis. Similarly, the Fund eliminated its holding in Owens-Illinois after several years of repeated non-recurring events and related expenses that kept the company from reaching our expected level of earnings and free cash flow.

The Fund liquidated its holding in CommScope following disappointing results as well as media reports that it was highly likely the company would acquire ARRIS International. We believe such an acquisition would not be in shareholders’ best interest and would force the company to shift away from improving its core operations to focus instead on the post-acquisition related issues.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Our Leaders

Leading performers for the twelve-month reporting period ended June 30, 2019, included: Gardner Denver Holdings, Inc., Casey’s General Stores, Inc., Keysight Technologies, Inc., Zebra Technologies Corporation, and SeaWorld Entertainment, Inc. At the close of the fiscal year the Fund continued to maintain positions in Gardner Denver Holdings, Keysight Technologies, Zebra Technologies and SeaWorld Entertainment. As previously discussed, the Fund sold its position in Casey’s General Stores as the company’s stock price reached our valuation.

Our Laggards

Laggards during the twelve-month reporting period include: CommScope Inc., The Greenbrier Companies, Inc., Conduent, Inc., Newell Brands, Inc. and Central Garden & Pet Company. At the close of the fiscal year the Fund maintained positions in The Greenbrier Companies, Inc., and Central Garden & Pet Company.  During the fiscal year the Fund liquidated its positions in CommScope, Conduent, and Newell Brands as discussed previously in this letter.

REVIEW OF STRATEGIC OPPORTUNITIES

In each of our previous letters to shareholders we have included a discussion of the Fund’s activist investments under the heading, “Review of Activist Holdings.” As the Fund passed its tenth anniversary on November 1, 2016, we decided to broaden our discussion of specific holdings to include a review of all of the Fund’s strategic situations, in addition to activist holdings, that we believe merit attention. As a reminder, we categorize activist investments as situations where we have identified companies that face unique strategic choices, challenges or problems and where Olstein Capital Management or an outside investor, (usually a hedge fund or private equity investor) seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value. Our broader definition of strategic opportunities, in addition to activist investments, will also include situations where companies have adopted specific strategic plans, undergone significant management changes, announced corporate actions that we expect to significantly improve long-term business value or returned free cash flow to investors through increased dividends, share buybacks or substantial debt paydowns.

As of June 30, 2019, the Fund was invested in thirty-two strategic situations, which represented approximately 88% of the Fund’s equity investments and eight of its top ten holdings. Strategic holdings as of June 30, 2019, include the Fund’s ten activist holdings: Axalta Coating Systems, Blue Bird Corp., Cracker Barrel Old Country Store, Gardner Denver Holdings, Hain Celestial

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Group, Janus Henderson Group, Lifetime Brands, Prestige Brands, SeaWorld Entertainment and Wesco International.

Twenty-five portfolio companies (including seven of the activist holdings mentioned above) announced actions over the past fiscal year that return free cash flow to investors through share repurchase programs, increased dividend payments and/or substantial debt paydowns. Nineteen companies announced substantial share repurchase programs during the fiscal year, including: AGCO Corporation, Blue Bird Corp., Citizens Financial Group, Cracker Barrel Old Country Store, Denny’s Corp., Dine Brands Global, Greenbrier Companies, Home Bancshares, Janus Henderson Group, Keysight Technologies, Kulicke & Soffa Industries, Prestige Consumer Healthcare, Prosperity Bancshares Inc., Regal-Beloit Corp., Sensata Technologies, Skechers USA, Wabash National Corp., Wesco International, and Zebra Technologies Corp. Ten portfolio companies announced significant increases to dividend payments during the fiscal year including, AGCO Corporation, Citizens Financial Group, Cracker Barrel Old Country Store, Dine Brands Global, Home Bancshares, Littelfuse, Prosperity Bancshares, Inc., Regal-Beloit Corporation, Wabash National Corporation, and WestRock Company. Four companies announced favorable debt arrangements: Federal Signal Corporation, Gardner Denver Holdings and Prestige Consumer Healthcare announced significant debt paydown programs while Zebra Technologies announced additional debt restructuring actions, to those completed in December 2017, which it expects to further reduce annual interest payments.

Fourteen companies in the portfolio have announced senior leadership changes, usually at the Chief Executive Officer, Chief Financial Officer and/or Chief Marketing & Strategy Officer positions that signal to us the pursuit of specific, favorable growth opportunities and/or a focused commitment to enhancing production capabilities while lowering production costs to achieve or maintain higher operating margins. These companies include: AGCO Corporation, Big Lots, Inc., Central Garden and Pet Co., Dine Brands Global, Greenbrier Companies, Hain Celestial Group, Integra LifeSciences Holdings, Keysight Technologies, Legg Mason Inc., Regal-Beloit Corporation, SeaWorld Entertainment, Spartan Motors, Spirit Airlines, and Wabash National Corporation.

FINAL THOUGHTS

Instead of making investment decisions based on momentum or current market sentiment, the Fund focuses on opportunities for meaningful capital appreciation presented by individual companies whose free cash flow, in our opinion, is not being properly valued by the market. We believe that analysis of specific companies, their potential, prospects and value, rather than overall market sentiment should guide the Fund’s investment decisions. We

OLSTEIN STRATEGIC OPPORTUNITIES FUND

continue to focus on understanding a business, its potential to generate sustainable free cash flow and ultimately its value. After identifying companies that meet well-defined investment criteria, we then seek to take advantage of market conditions and downward price movements to buy such companies at what we believe are advantageous prices that increase the chance for a successful investment outcome.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation. We look forward to writing to you again at the close of 2019.

Sincerely,

Eric Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman and Chief Investment Officer

The above represents the opinion of the Manager and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of June 30, 2019  is contained in this report and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500® Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. While not Fund benchmarks, the S&P 500 Index® and the Russell 3000® Index are broad based indicators that are considered to represent the U.S. stock market performance in general. The Russell 2000® Index is an unmanaged index that seeks to represent small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. While not a Fund benchmark, the Russell 2000® Index used to generally illustrate the performance of the small-cap stock universe. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. An investor cannot invest directly in an index.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Compass Distributors, LLC -Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Period End of 6/30/19. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Total Returns For Period Ended June 30, 2019
Inception(5)
Olstein All Cap Value – Class A (without Load)(1)	0.04%
Olstein All Cap Value – Class A (Load Adjusted)(1)	-5.47%
Russell 3000® Value Index(2)	1.67%
Russell 3000® Index(3)	2.47%
S&P 500® Index(4)	3.45%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 17, 2018.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/19. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2019
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	4.12%	5.70%	11.72%	5.42%	9.74%
Russell 3000® Value Index(2)	7.34%	7.31%	13.14%	7.80%	9.04%
Russell 3000® Index(3)	8.98%	10.19%	14.67%	8.88%	9.10%
S&P 500® Index(4)	10.42%	10.71%	14.70%	8.75%	9.10%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Fiscal Year End of 6/30/19. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2019
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	6.06%	6.76%	12.72%	6.32%	7.73%
Russell 3000® Value Index(2)	7.34%	7.31%	13.14%	7.80%	7.05%
Russell 3000® Index(3)	8.98%	10.19%	14.67%	8.88%	6.64%
S&P 500® Index(4)	10.42%	10.71%	14.70%	8.75%	6.22%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/19. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2019
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class A (without Load)(1)	-0.38%	3.02%	12.25%	6.66%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	-5.88%	1.86%	11.62%	6.18%
Russell 2500® Value Index(2)	-1.92%	5.55%	13.28%	6.81%
Russell 2500® Index(3)	1.77%	7.66%	14.44%	8.36%
S&P 500® Index(4)	10.42%	10.71%	14.70%	8.51%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/19. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2019
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class C(1)	-2.10%	2.25%	11.42%	5.89%
Russell 2500® Value Index(2)	-1.92%	5.55%	13.28%	6.81%
Russell 2500® Index(3)	1.77%	7.66%	14.44%	8.36%
S&P 500® Index(4)	10.42%	10.71%	14.70%	8.51%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Fiscal Year End of 6/30/19. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2019
	1 Year	3 Year	Inception(5)
Olstein Strategic Opportunities – Adviser Class(1)	-0.15%	8.79%	1.15%
Russell 2500® Value Index(2)	-1.92%	8.98%	6.31%
Russell 2500® Index(3)	1.77%	12.34%	7.86%
S&P 500® Index(4)	10.42%	14.19%	10.69%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on May 11, 2015.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Expense Examples as of June 30, 2019 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs: (1) transaction costs, including brokerage commissions, sales loads on purchase payments or contingent deferred sales charges on redemptions, if any, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 – June 30, 2019).

Actual Expenses For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, In addition, if transactional costs were included, your costs may have been higher.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/2019	6/30/2019	1/1/2019 – 6/30/2019
Actual
Class A(2)	$1,000.00	$1,174.50	$7.66
Class C(2)	$1,000.00	$1,170.40	$11.62
Adviser Class(2)	$1,000.00	$1,175.80	$6.26

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.75	$7.10
Class C	$1,000.00	$1,014.08	$10.79
Adviser Class	$1,000.00	$1,019.04	$5.81

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.42%, 2.16% and 1.16% for Class A, Class C and the Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2019 of 17.45%, 17.04% and 17.58% for Class A, Class C and the Adviser Class, respectively.

Olstein Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	1/1/2019	6/30/2019	1/1/2019 – 6/30/2019
Actual
Class A(4)	$1,000.00	$1,157.80	$8.56
Class C(4)	$1,000.00	$1,153.00	$12.54
Adviser Class(4)	$1,000.00	$1,159.00	$7.23

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.86	$8.00
Class C	$1,000.00	$1,013.14	$11.73
Adviser Class	$1,000.00	$1,019.04	$6.76

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.60%, 2.35% and 1.35% for Class A, Class C and the Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended June 30, 2019 of 15.78%, 15.30% and 15.90% for the Class A. Class C and the Adviser Class, respectively.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Allocation of Portfolio Assets as a percentage of investments
June 30, 2019 (Unaudited)

Olstein Strategic Opportunities Fund
Allocation of Portfolio Assets as a percentage of investments
June 30, 2019 (Unaudited)

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2019

COMMON STOCKS – 89.8%
ADVERTISING AGENCIES – 1.4%	Shares	Value
Omnicom Group, Inc. (a)	106,000	$8,686,700

AEROSPACE & DEFENSE – 1.2%
United Technologies Corporation	54,000	7,030,800

AIR DELIVERY & FREIGHT SERVICES – 2.8%
FedEx Corporation	56,000	9,194,640
United Parcel Service, Inc. – Class B	75,000	7,745,250
		16,939,890

AIRLINES – 2.4%
Delta Air Lines, Inc. (a)	145,884	8,278,917
JetBlue Airways Corporation (a)(b)	341,000	6,305,090
		14,584,007

AUTO COMPONENTS – 2.2%
Aptiv PLC (c)	82,000	6,628,060
BorgWarner, Inc.	159,000	6,674,820
		13,302,880

AUTO MANUFACTURERS – 1.1%
General Motors Company	166,000	6,395,980

CAPITAL MARKETS – 1.2%
Goldman Sachs Group, Inc.	36,500	7,467,900

CHEMICALS – 3.5%
Corteva, Inc. (b)	134,999	3,991,920
Dow, Inc.	92,000	4,536,520
DuPont de Nemours, Inc.	60,000	4,504,200
Eastman Chemical Company	102,800	8,000,924
		21,033,564

COMMERCIAL BANKS – 7.0%
Bank of New York Mellon Corporation	99,000	4,370,850
BB&T Corporation (a)	75,000	3,684,750
Citizens Financial Group, Inc.	242,600	8,578,336
Fifth Third Bancorp	203,000	5,663,700

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.8% – continued
COMMERCIAL BANKS – 7.0% – continued	Shares	Value
Prosperity Bancshares, Inc.	77,000	$5,085,850
U.S. Bancorp	152,000	7,964,800
Wells Fargo & Company	150,000	7,098,000
		42,446,286

COMMERCIAL SERVICES – 1.9%
Moody’s Corporation	39,000	7,617,090
S&P Global, Inc.	16,000	3,644,640
		11,261,730

COMMUNICATIONS EQUIPMENT – 1.0%
Cisco Systems, Inc.	108,000	5,910,840

COMPUTERS – 3.2%
Apple, Inc.	20,000	3,958,400
International Business Machines Corporation (IBM)	48,000	6,619,200
Western Digital Corporation (a)	189,000	8,986,950
		19,564,550

CONSUMER FINANCE – 3.0%
American Express Company	25,100	3,098,344
Equifax, Inc.	43,000	5,815,320
MasterCard, Inc. – Class A	17,000	4,497,010
Visa, Inc. – Class A (a)	27,000	4,685,850
		18,096,524

CONTAINERS & PACKAGING – 2.3%
Packaging Corporation of America	65,000	6,195,800
WestRock Company	215,200	7,848,344
		14,044,144

DIVERSIFIED FINANCIAL SERVICES – 2.9%
Franklin Resources, Inc. (a)	89,000	3,097,200
Invesco Ltd. (c)	415,000	8,490,900
Legg Mason, Inc. (a)	159,600	6,109,488
		17,697,588

E-COMMERCE – 1.1%
eBay, Inc.	167,000	6,596,500

ELECTRICAL EQUIPMENT – 2.7%
Eaton Corporation PLC (c)	76,000	6,329,280

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.8% – continued
ELECTRICAL EQUIPMENT – 2.7% – continued	Shares	Value
Generac Holdings, Inc. (b)	103,000	$7,149,230
Littelfuse, Inc. (a)	17,900	3,166,689
		16,645,199

ELECTRONICS – 2.2%
Keysight Technologies, Inc. (b)	57,000	5,119,170
Sensata Technologies Holding PLC (b)(c)	164,900	8,080,100
		13,199,270

ENERGY – 2.2%
Chevron Corporation	35,000	4,355,400
Exxon Mobil Corporation	53,500	4,099,705
Schlumberger Ltd. (c)	125,000	4,967,500
		13,422,605

FOOD & DRUG RETAILERS – 3.1%
CVS Health Corporation	183,000	9,971,670
Walgreens Boots Alliance, Inc.	161,000	8,801,870
		18,773,540

HEALTH CARE EQUIPMENT & SUPPLIES – 5.7%
Baxter International, Inc.	41,000	3,357,900
Becton, Dickinson and Company	35,000	8,820,350
Danaher Corporation	21,000	3,001,320
Hologic, Inc. (a)(b)	55,500	2,665,110
Medtronic PLC (c)	74,000	7,206,860
Zimmer Biomet Holdings, Inc.	82,000	9,654,680
		34,706,220

HEALTH CARE PROVIDERS & SERVICES – 1.8%
UnitedHealth Group, Inc.	28,000	6,832,280
Universal Health Services, Inc. – Class B	33,000	4,302,870
		11,135,150

HOTELS & LEISURE – 1.8%
Norwegian Cruise Line Holdings Ltd. (b)(c)	95,000	5,094,850
SeaWorld Entertainment, Inc. (a)(b)	182,250	5,649,750
		10,744,600

HOUSEHOLD DURABLES – 2.0%
Mohawk Industries, Inc. (a)(b)	55,500	8,184,585

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.8% – continued
HOUSEHOLD DURABLES – 2.0% – continued	Shares	Value
Snap-on, Inc. (a)	25,100	$4,157,564
		12,342,149

INDUSTRIAL EQUIPMENT WHOLESALE – 0.9%
WESCO International, Inc. (b)	113,400	5,743,710

INSURANCE – 4.2%
Aon PLC (c)	23,000	4,438,540
Marsh & McLennan Companies, Inc.	44,800	4,468,800
Prudential Financial, Inc.	59,000	5,959,000
Travelers Companies, Inc.	30,400	4,545,408
Willis Towers Watson PLC (c)	31,000	5,937,740
		25,349,488

INTERNET SOFTWARE & SERVICES – 1.0%
Alphabet, Inc. – Class C (b)	5,600	6,053,096

MACHINERY – 4.5%
AGCO Corporation	30,000	2,327,100
Caterpillar, Inc. (a)	36,000	4,906,440
Cummins, Inc.	30,500	5,225,870
Gardner Denver Holdings, Inc. (b)	171,600	5,937,360
Parker-Hannifin Corporation (a)	27,800	4,726,278
Regal Beloit Corporation	52,700	4,306,117
		27,429,165

MATERIALS – 0.8%
Axalta Coating Systems Ltd. (b)(c)	156,413	4,656,415

MEDIA – 5.2%
Comcast Corporation – Class A	143,900	6,084,092
Discovery, Inc. – Class C (a)(b)	368,500	10,483,825
Walt Disney Company	43,600	6,088,304
Viacom Inc. – Class B	302,000	9,020,740
		31,676,961

MULTILINE RETAIL – 0.5%
Dollar Tree, Inc. (b)	31,000	3,329,090

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.8% – continued
OFFICE ELECTRONICS – 0.9%	Shares	Value
Zebra Technologies Corporation – Class A (b)	27,000	$5,656,230

PHARMACEUTICALS – 0.5%
Thermo Fisher Scientific, Inc.	10,500	3,083,640

RESTAURANTS – 1.6%
Cracker Barrel Old Country Store, Inc. (a)	21,000	3,585,330
McDonald’s Corporation	25,000	5,191,500
Starbucks Corporation	13,000	1,089,790
		9,866,620

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.2%
Intel Corporation	176,000	8,425,120
Kulicke and Soffa Industries, Inc.	300,450	6,775,148
Lam Research Corporation (a)	23,000	4,320,320
Texas Instruments, Inc.	52,500	6,024,900
		25,545,488

SOFTWARE – 1.6%
Microsoft Corporation	33,000	4,420,680
Oracle Corporation	89,000	5,070,330
		9,491,010

SPECIALTY RETAIL – 0.8%
Lowe’s Companies, Inc.	51,000	5,146,410

TELECOMMUNICATIONS – 0.8%
Corning, Inc.	154,000	5,117,420

TEXTILES, APPAREL & LUXURY GOODS – 1.6%
Skechers U.S.A., Inc. – Class A (b)	94,400	2,972,656
Tapestry, Inc.	222,000	7,044,060
		10,016,716

TRANSPORTATION EQUIPMENT – 1.0%
Greenbrier Companies, Inc. (a)	190,200	5,782,080
TOTAL COMMON STOCKS (Cost $487,960,360)		545,972,155

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENT – 10.2%
MONEY MARKET DEPOSIT ACCOUNT – 10.2%	Shares	Value
U.S. Bank, N.A., 2.30% (d)
Total Money Market Deposit Account	61,933,734	$61,933,734
TOTAL SHORT-TERM INVESTMENT (Cost $61,933,734)		61,933,734

INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 9.3%
INVESTMENT COMPANIES – 9.3%
Mount Vernon Liquid Assets Portfolio, LLC, 2.54% (d)
Total Investment Companies	56,968,657	56,968,657
TOTAL INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $56,968,657)		56,968,657

TOTAL INVESTMENTS – 109.3%
(Cost $606,862,751)		664,874,546
LIABILITIES IN EXCESS OF OTHER ASSETS – (9.3)%		(56,836,294)
TOTAL NET ASSETS – 100.0%		$608,038,252

(a)	All or a portion of this security was out on loan at June 30, 2019. Total loaned securities had a value of $56,871,214 at June 30, 2019.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)	The rate quoted is the annualized seven-day yield of the Fund at period end.
PLC – Public Limited Company

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2019

COMMON STOCKS – 96.0%
AIRLINES – 2.0%	Shares	Value
Spirit Airlines, Inc. (b)	33,300	$1,589,409

AUTO COMPONENTS – 5.6%
Miller Industries, Inc.	43,000	1,322,250
Spartan Motors, Inc.	283,000	3,101,680
		4,423,930

AUTO MANUFACTURERS – 3.2%
Blue Bird Corporation (b)	127,000	2,500,630

COMMERCIAL BANKS – 9.6%
Citizens Financial Group, Inc.	82,900	2,931,344
Home BancShares, Inc. (a)	85,000	1,637,100
Prosperity Bancshares, Inc. (a)	45,500	3,005,275
		7,573,719

CONTAINERS & PACKAGING – 3.1%
WestRock Company	67,000	2,443,490

DIVERSIFIED FINANCIAL SERVICES – 5.7%
Janus Henderson Group PLC (a)(c)	86,000	1,840,400
Legg Mason, Inc. (a)	68,000	2,603,040
		4,443,440

ELECTRICAL EQUIPMENT – 0.8%
Littelfuse, Inc. (a)	3,400	601,494

ELECTRONICS – 5.2%
Keysight Technologies, Inc. (b)	16,150	1,450,431
Sensata Technologies Holding PLC (b)(c)	54,000	2,646,000
		4,096,431

FOOD PRODUCTS – 1.8%
Hain Celestial Group, Inc. (a)(b)	65,000	1,423,500

HEALTH CARE EQUIPMENT & SUPPLIES – 4.3%
Integra LifeSciences Holdings Corporation	8,000	446,800
Zimmer Biomet Holdings, Inc.	25,000	2,943,500
		3,390,300

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.0% – continued
HOTELS & LEISURE – 3.8%	Shares	Value
SeaWorld Entertainment, Inc. (a)(b)	96,750	$2,999,250

HOUSEHOLD DURABLES – 6.1%
Central Garden & Pet Company – Class A (b)	110,000	2,710,400
Lifetime Brands, Inc.	220,551	2,086,412
		4,796,812

INDUSTRIAL EQUIPMENT WHOLESALE – 5.6%
Park-Ohio Holdings Corporation	50,000	1,629,500
WESCO International, Inc. (b)	55,300	2,800,945
		4,430,445

MACHINERY – 9.0%
AGCO Corporation	11,000	853,270
Federal Signal Corporation	42,000	1,123,500
Gardner Denver Holdings, Inc. (b)	49,400	1,709,240
Lydall, Inc. (b)	60,000	1,212,000
Regal Beloit Corporation	26,200	2,140,802
		7,038,812

MATERIALS – 2.5%
Axalta Coating Systems Ltd. (b)(c)	66,587	1,982,295

MEDIA – 4.2%
Discovery, Inc. – Class C (a)(b)	115,300	3,280,285

OFFICE ELECTRONICS – 1.8%
Zebra Technologies Corporation – Class A (b)	6,800	1,424,532

PHARMACEUTICALS – 4.0%
Prestige Brands Holdings, Inc. (a)(b)	99,000	3,136,320

RESTAURANTS – 5.8%
Cracker Barrel Old Country Store, Inc. (a)	5,900	1,007,307
Denny’s Corporation (b)	61,000	1,252,330
Dine Brands Global, Inc. (a)	24,000	2,291,280
		4,550,917

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.9%
Kulicke and Soffa Industries, Inc.	135,550	3,056,653

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.0% – continued
SPECIALTY RETAIL – 1.8%	Shares	Value
Big Lots, Inc. (a)	49,000	$1,401,890

TEXTILES, APPAREL & LUXURY GOODS – 1.0%
Skechers U.S.A., Inc. – Class A (b)	25,600	806,144

TRANSPORTATION EQUIPMENT – 5.2%
Greenbrier Companies, Inc. (a)	51,800	1,574,720
Wabash National Corporation	154,000	2,505,580
		4,080,300
TOTAL COMMON STOCKS (Cost $71,601,635)		75,470,998

SHORT-TERM INVESTMENT- 3.8%
MONEY MARKET DEPOSIT ACCOUNT – 3.8%
U.S. Bank, N.A., 2.30% (d)
Total Money Market Deposit Account	2,952,083	2,952,083
TOTAL SHORT-TERM INVESTMENT (Cost $2,952,083)		2,952,083

INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 23.9%
INVESTMENT COMPANIES – 23.9%
Mount Vernon Liquid Assets Portfolio, LLC, 2.54% (d)
Total Investment Companies	18,760,370	18,760,370
TOTAL INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $18,760,370)		18,760,370

TOTAL INVESTMENTS – 123.7%
(Cost $93,314,088)		97,183,451
LIABILITIES IN EXCESS OF OTHER ASSETS – (23.7)%		(18,594,030)
TOTAL NET ASSETS – 100.0%		$78,589,421

(a)	All or a portion of this security was out on loan at June 30, 2019. Total loaned securities had a value of $18,762,502 at June 30, 2019.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)	The rate quoted is the annualized seven-day yield of the Fund at period end.
PLC – Public Limited Company

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein Funds
Statements of Assets and Liabilities as of June 30, 2019

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Assets:
Investments, at value(1) (at cost $606,862,751
and $93,314,088, respectively)	$664,874,546	$97,183,451
Receivable for investment securities sold	296,071	266,682
Receivable for capital shares sold	50,472	20,822
Dividends and interest receivable	908,398	70,968
Receivable for securities lending	3,504	924
Prepaid expenses	112,462	33,738
Total Assets	$666,245,453	$97,576,585

Liabilities:
Payable upon return of securities loaned	56,968,657	18,760,370
Payable for capital shares redeemed	250,227	79,251
Payable to investment adviser	485,641	46,774
Accrued distribution fees	327,743	19,217
Payable for transfer agent fees & expenses	76,329	23,956
Payable for fund administration & accounting fees	44,999	20,547
Payable for trustee fees	3,477	3,294
Payable for compliance fees	2,165	2,165
Payable for custody fees	6,656	940
Accrued expenses	41,307	30,650
Total Liabilities	58,207,201	18,987,164
Net Assets	$608,038,252	$78,589,421

Net Assets Consist of:
Paid-in capital	$535,362,775	$76,284,937
Total distributable earnings	72,675,477	2,304,484
Total net assets	$608,038,252	$78,589,421

(1)	Includes securities on loan with a value of $56,871,214 and $18,762,502, respectively.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
CLASS A:
Net assets	$12,920,038	$17,800,540
Shares of beneficial interest outstanding(1)	536,154	1,032,656
Net asset value, offering and redemption price per share	$24.10	$17.24
Maximum offering price per share(2)	$25.50	$18.24

CLASS C:
Net assets	$400,819,653	$19,532,349
Shares of beneficial interest outstanding(1)	21,301,158	1,264,345
Net asset value, offering and redemption price per share(3)	$18.82	$15.45

ADVISER CLASS:
Net assets	$194,298,561	$41,256,532
Shares of beneficial interest outstanding(1)	8,044,194	2,368,846
Net asset value, offering and redemption price per share	$24.15	$17.42

(1)	Unlimited number of shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.
(3)	May be subject to a contingent deferred sales charge of 1.00% on certain shares redeemed within 12 months of purchase on Class C shares.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

The Olstein Funds
Statements of Operations
For the Year Ended June 30, 2019

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Investment Income:
Dividend income	$11,625,638	$1,191,091
Interest income	1,000,884	102,783
Securities lending income	40,914	8,407
Total investment income	12,667,436	1,302,281

Expenses:
Investment advisory fees (See Note 4)	6,209,782	907,656
Transfer agent fees & expenses (See Note 4)	417,570	127,725
Fund administration & accounting fees (See Note 4)	374,239	122,995
Postage & printing fees	118,061	44,268
Legal fees	92,529	26,108
Federal & state registration fees	53,860	53,749
Custody fees (See Note 4)	48,273	11,230
Other expenses	35,500	12,907
Audit fees	20,381	18,992
Compliance fees (See Note 4)	10,432	10,432
Trustee fees	—	8,010
Distribution fees (See Note 5)
Class A	1,502	49,903
Class C	4,254,673	214,228
Total expenses	11,636,802	1,608,203
Less: waiver from investment adviser (See Note 4)	—	(118,681)
Net expenses	11,636,802	1,489,522
Net investment income (loss)	1,030,634	(187,241)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	25,818,043	3,749,961
Net change in unrealized appreciation/depreciation on investments	3,206,445	(4,286,931)
Net realized and unrealized gain (loss) on investments	29,024,488	(536,970)
Net increase (decrease) in net assets resulting from operations	$30,055,122	$(724,211)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK.)

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Operations:
Net investment income (loss)	$1,030,634	$(2,075,689)
Net realized gain on investments	25,818,043	60,931,170
Change in unrealized appreciation/depreciation on investments	3,206,445	(18,685,681)
Net increase in net assets resulting from operations	30,055,122	40,169,800

Capital Share Transactions:
Class A(1):
Proceeds from shares sold	13,341,335	—
Proceeds from reinvestment of distributions	68	—
Payments for shares redeemed	(689,390)	—
Increase in net assets resulting from Class A transactions	12,652,013	—
Class C:
Proceeds from shares sold	4,678,652	5,182,791
Proceeds from reinvestment of distributions	34,974,662	25,629,316
Payments for shares redeemed	(76,243,691)	(65,995,506)
Decrease in net assets resulting from Class C transactions	(36,590,377)	(35,183,399)
Adviser Class:
Proceeds from shares sold	8,354,399	22,747,961
Proceeds from reinvestment of distributions	12,734,803	9,609,284
Payments for shares redeemed	(27,670,335)	(29,608,861)
Increase (Decrease) in net assets resulting
from Adviser Class transactions	(6,581,133)	2,748,384
Net decrease in net assets from capital share transactions	(30,519,497)	(32,435,015)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Distributions to shareholders:
Class A(1)	$(68)	$—
Class C	(38,756,217)	(28,329,879)
Adviser Class	(14,497,588)	(10,050,700)
Total distributions to shareholders	(53,253,873)	(38,380,579	)(2)

Total decrease in net assets:	(53,718,248)	(30,645,794)

Net Assets:
Beginning of year	661,756,500	692,402,294
End of year	$608,038,252	$661,756,500	(3)

(1)	Inception date of Class A was September 17, 2018.
(2)	Includes net realized gain distributions of $28,329,879 and $10,050,700 for Class C and the Adviser Class, respectively.
(3)	Includes accumulated net investment income of $0.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Operations:
Net investment loss	$(187,241)	$(748,288)
Net realized gain on investments	3,749,961	5,529,448
Change in unrealized appreciation/depreciation on investments	(4,286,931)	(382,804)
Net increase (decrease) in net assets resulting from operations	(724,211)	4,398,356

Capital Share Transactions:
Class A:
Proceeds from shares sold	1,291,668	1,535,881
Proceeds from reinvestment of distributions	136,525	—
Payments for shares redeemed	(6,296,117)	(10,667,895)
Decrease in net assets resulting from Class A transactions	(4,867,924)	(9,132,014)
Class C:
Proceeds from shares sold	1,373,230	1,401,512
Proceeds from reinvestment of distributions	182,393	—
Payments for shares redeemed	(6,053,844)	(12,607,619)
Decrease in net assets resulting from Class C transactions	(4,498,221)	(11,206,107)
Adviser Class:
Proceeds from shares sold	4,535,213	16,179,672
Proceeds from reinvestment of distributions	382,394	—
Payments for shares redeemed	(36,904,913)	(32,260,417)
Decrease in net assets resulting
from Adviser Class transactions	(31,987,306)	(16,080,745)
Net decrease in net assets
from capital share transactions	(41,353,451)	(36,418,866)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Distributions to shareholders:
Class A	$(169,641)	$—
Class C	(193,761)	—
Adviser Class	(417,384)	—
Total distributions to shareholders	(780,786)	—

Total decrease in net assets	(42,858,448)	(32,020,510)

Net Assets:
Beginning of year	121,447,869	153,468,379
End of year	$78,589,421	$121,447,869	(1)

(1)	Includes accumulated undistributed net investment loss of $366,160.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein All Cap Value Fund
Financial Highlights

Class A

Period Inception(1)
through
June 30, 2019
Net Asset Value, Beginning of Period	$26.07
Investment Operations:
Net investment income(2)	0.13
Net realized and unrealized loss on investments	(0.32)
Total from investment operations	(0.19)
Less distributions from:
Net realized gains	(1.78)
Total distributions	(1.78)
Net Asset Value, End of Period	$24.10

Total Return(3)(4)	0.04%

Supplemental Data and Ratios
Net assets, end of period (000’s omitted)	$12,920
Ratio of expenses to average net assets(5)	1.43%
Ratio of net investment income to average net assets(5)	0.68%
Portfolio Turnover(4)(6)	38.73%

(1)	Inception date of Class A was September 17, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$19.79	$19.90	$16.70	$21.40	$19.82
Investment Operations:
Net investment loss(1)	(0.03)	(0.12)	(0.14)	(0.07)	(0.16)
Net realized and unrealized
gain (loss) on investments	0.84	1.22	3.38	(1.74)	1.99
Total from investment operations	0.81	1.10	3.24	(1.81)	1.83
Less distributions from:
Net realized gains	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)
Total distributions	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)
Net Asset Value, End of Year	$18.82	$19.79	$19.90	$16.70	$21.40

Total Return(2)	5.07%	5.57%	19.42%	-8.83%	9.24%

Supplement Data and Ratios
Net assets, end of year (000’s omitted)	$400,820	$456,794	$493,526	$463,972	$618,561
Ratio of expenses to average net assets	2.19%	2.25%	2.25%	2.25%	2.26%
Ratio of net investment loss to average net assets	(0.15)%	(0.60)%	(0.74)%	(0.40)%	(0.78)%
Portfolio Turnover(3)	38.73%	53.79%	55.51%	51.13%	57.57%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$24.64	$24.25	$20.15	$24.94	$22.83
Investment Operations:
Net investment income(1)	0.20	0.10	0.06	0.13	0.05
Net realized and unrealized
gain (loss) on investments	1.09	1.50	4.08	(2.03)	2.31
Total from investment operations	1.29	1.60	4.14	(1.90)	2.36
Less distributions from:
Net realized gains	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)
Total distributions	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)
Net Asset Value, End of Year	$24.15	$24.64	$24.25	$20.15	$24.94

Total Return	6.06%	6.66%	20.56%	-7.87%	10.35%

Supplement Data and Ratios
Net assets, end of year (000’s omitted)	$194,298	$204,963	$198,876	$166,465	$151,841
Ratio of expenses to average net assets	1.19%	1.25%	1.25%	1.25%	1.26%
Ratio of net investment income to average net assets	0.85%	0.40%	0.26%	0.60%	0.22%
Portfolio Turnover(2)	38.73%	53.79%	55.51%	51.13%	57.57%

(1)	Per share amounts calculated using the average shares method.
(2)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$17.46	$16.90	$13.61	$17.71	$18.34
Investment Operations:
Net investment loss(1)	(0.03)	(0.09)	(0.08)	(0.05)	(0.11)
Net realized and unrealized
gain (loss) on investments	(0.05)	0.65	3.37	(2.63)	1.35
Total from investment operations	(0.08)	0.56	3.29	(2.68)	1.24
Less distributions from:
Net realized gains	(0.14)	—	—	(1.42)	(1.87)
Total distributions	(0.14)	—	—	(1.42)	(1.87)
Net Asset Value, End of Year	$17.24	$17.46	$16.90	$13.61	$17.71

Total Return(2)	-0.38%	3.31%	24.17%	-15.31%	7.19%

Supplemental Data and Ratios
Net assets, end of year (000’s omitted)	$17,801	$23,176	$31,537	$46,225	$127,928
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.73%	1.62%	1.61%	1.70%	1.59%
After expense waiver/recoupment	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss to average net assets:
After expense waiver/recoupment	(0.17)%	(0.54)%	(0.50)%	(0.31)%	(0.61)%
Portfolio Turnover(3)	35.03%	52.98%	64.90%	58.24%	51.68%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$15.78	$15.39	$12.49	$16.50	$17.33
Investment Operations:
Net investment loss(1)	(0.14)	(0.20)	(0.18)	(0.14)	(0.23)
Net realized and unrealized
gain (loss) on investments	(0.05)	0.59	3.08	(2.45)	1.27
Total from investment operations	(0.19)	0.39	2.90	(2.59)	1.04
Less distributions from:
Net realized gains	(0.14)	—	—	(1.42)	(1.87)
Total distributions	(0.14)	—	—	(1.42)	(1.87)
Net Asset Value, End of Year	$15.45	$15.78	$15.39	$12.49	$16.50

Total Return(2)	-1.12%	2.53%	23.22%	-15.92%	6.41%

Supplemental Data and Ratios
Net assets, end of year (000’s omitted)	$19,532	$24,484	$35,107	$36,127	$46,193
Ratio of expenses to average net assets:
Before expense waiver/recoupment	2.48%	2.37%	2.36%	2.45%	2.34%
After expense waiver/recoupment	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss to average net assets:
After expense waiver/recoupment	(0.92)%	(1.29)%	(1.25)%	(1.05)%	(1.36)%
Portfolio Turnover(3)	35.03%	52.98%	64.90%	58.24%	51.68%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	Period
	Year	Year	Year	Year	Inception(1)
	Ended	Ended	Ended	Ended	Through
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.60	$16.99	$13.65	$17.72	$18.47
Investment Operations:
Net investment income (loss)(2)	0.01	(0.05)	(0.04)	(0.01)	(0.00	)(3)
Net realized and unrealized
gain (loss) on investments	(0.05)	0.66	3.38	(2.64)	(0.75)
Total from investment operations	(0.04)	0.61	3.34	(2.65)	(0.75)
Less distributions from:
Net realized gains	(0.14)	—	—	(1.42)	—
Total distributions	(0.14)	—	—	(1.42)	—
Net Asset Value, End of Period	$17.42	$17.60	$16.99	$13.65	$17.72
Total Return(4)	-0.15%	3.59%	24.47%	-15.11%	-4.06%
Supplemental Data and Ratios
Net assets, end of period (000’s omitted)	$41,256	$73,788	$86,824	$60,159	$51,738
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	1.48%	1.37%	1.36%	1.45%	1.31%
After expense waiver/recoupment(5)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment(5)	0.08%	(0.29)%	(0.25)%	(0.06)%	(0.14)%
Portfolio Turnover(4)(6)	35.03%	52.98%	64.90%	58.24%	51.68%

(1)	Inception date of the Adviser Class was May 11, 2015.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Organization  Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Olstein All Cap Value Fund (“All Cap Value Fund”) and Olstein Strategic Opportunities Fund (“Strategic Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  The investment objective of each Fund is long-term capital appreciation with a secondary objective of income. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Each Fund offers three different share classes – Adviser Class, Class A, and Class C. The All Cap Value Fund commenced operations on September 21, 1995. The Class C shares commenced operations on September 21, 1995, the Adviser Class shares commenced operations on September 1, 1999, and the Class A shares commenced operations on September 17, 2018. The Strategic Fund commenced operations on November 1, 2006. The Class A shares and Class C shares each commenced operations on November 1, 2006 and the Adviser Class shares commenced operations on May 11, 2015. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class. Class A shares are subject to a front-end sales charge of up to 5.50% and a 0.25% Rule 12b-1 distribution and servicing fee. Class C shares may be subject to a deferred sales charge of up to 1.00% and are subject to a 1.00% Rule 12b-1 distribution and servicing fee. The Funds may issue an unlimited number of shares of beneficial interest without par value.

On September 14, 2018, as the result of a tax-free reorganization, the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (collectively the “Predecessor Funds”), each a series of the Olstein Funds, a registered open-end investment company, were each transferred into a newly created series of the Trust. The plan of reorganization was approved by the shareholders of the Predecessor Funds on September 12, 2018 (see

THE OLSTEIN FUNDS

Note 11). On September 14, 2018, the Predecessor Funds were renamed the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund and all of their shares were exchanged for the exact amount of shares of the corresponding classes of the All Cap Value Fund and the Strategic Fund. The Predecessor Funds were deemed to be the accounting survivors for financial reporting purposes and as a result, the financial statements of the All Cap Value Fund and Strategic Fund reflect the operations of the Predecessor Funds for the period prior to the reorganization date.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, and net unrealized appreciation of the Predecessor Funds were as follows:

		Fair Value of	Net Unrealized
Fund	Net Assets	Investments	Appreciation
Predecessor All Cap Value Fund	$685,050,053	$684,263,125	$83,404,222
Predecessor Strategic Opportunities Fund	106,334,750	106,274,524	11,906,618

At the date of reorganization, total fund shares outstanding for the Predecessor All Cap Value Fund and Predecessor Strategic Opportunities Fund were as follows:

Predecessor Shares Outstanding
Fund	Class A	Class C	Adviser Class	Total
Predecessor All Cap Value Fund	—	22,398,817	8,248,190	30,647,007
Predecessor Strategic Opportunities Fund	1,261,998	1,480,446	3,092,629	5,835,073

2
Significant Accounting Policies  The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes.  The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.

THE OLSTEIN FUNDS

Therefore, no federal income or excise tax provision is required. As of and year ended June 30, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended June 30, 2019, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  As of and during the year ended June 30, 2019, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended June 30, 2016.

Security Transactions, Income and Distributions.  The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value (“NAV”) per share of the Funds. For the year ended June 30, 2019, the following reclassifications were made:

Fund	Distributable Earnings	Paid-In Capital
All Cap Value Fund	$(2,523,199)	$2,523,199
Strategic Fund	509,667	(509,667)

THE OLSTEIN FUNDS

Adjustments to the Funds shown in the above table were due to one or more of the following reasons: equalization utilized and the reclassification of net operating losses.

Allocation of Income, Expenses and Gains/Losses.  Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at an annual rate of 0.25% and 1.00% Class A shares and Class C shares, respectively (See Note 5). Expenses associated with a specific Fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the Funds of the Trust, or by other equitable means.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3
Securities Valuation  The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

THE OLSTEIN FUNDS

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities. Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments.  Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their NAVs per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

THE OLSTEIN FUNDS

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of June 30, 2019:

	Uncategorized	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Common Stocks	$—	$545,972,155	$—	$—	$545,972,155
Short-Term Investment	—	61,933,734	—	—	61,933,734
Investment Purchased with the Cash
Proceeds from Securities Lending*	56,968,657	—	—	—	56,968,657
Total Investments in Securities	$56,968,657	$607,905,889	$—	$—	$664,874,546

	Uncategorized	Level 1	Level 2	Level 3	Total
Strategic Fund
Common Stocks	$—	$75,470,998	$—	$—	$75,470,998
Short-Term Investment	—	2,952,083	—	—	2,952,083
Investment Purchased with the Cash
Proceeds from Securities Lending*	18,760,370	—	—	—	18,760,370
Total Investments in Securities	$18,760,370	$78,423,081	$—	$—	$97,183,451

*
Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. See Note 9 for additional information regarding securities lending activity.

Refer to the Schedule of Investments for further information on the classification of investments.

4
Investment Advisory Fee And Other Related Party Transactions  The Trust has an agreement with Olstein Capital Management, L.P. (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the All Cap Value Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.95% of the Fund’s average daily net assets on the next $500 million, 0.90% of the Fund’s average daily net assets on the next $500 million, 0.85% of the Fund’s average daily net assets on the next $500 million, 0.80% of the Fund’s average daily net assets on the next $500 million, and 0.75% of the Fund’s average daily net assets in excess of $3 billion. The Strategic Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets.

THE OLSTEIN FUNDS

The Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Strategic Fund for its expenses to ensure that total operating expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses), based upon the average daily net assets of the Fund, do not exceed an annual rate of 1.35%.

Effective September 14, 2018, fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. Fees waived and expenses reimbursed prior to September 14, 2018 by the Predecessor Funds are not eligible for recoupment by agreement of the Adviser. Between July 1, 2018 and September 14, 2018 these non-recoupable fees waived by the Adviser totaled $22,893. The Operating Expense Limitation Agreement for the Strategic Fund is indefinite in term, but cannot be terminated within a year after the effective date of the prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees subject to potential recovery by month of expiration are as follows:

Expiration – Strategic Fund
September 2021 – June 2022	$95,788

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

THE OLSTEIN FUNDS

Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended June 30, 2019, are disclosed in the Statements of Operations.

5
Distribution Costs  The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class A and Class C only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% and 1.00% of Class A and Class C average daily net assets, respectively. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the year ended June 30, 2019, the All Cap Value Fund and Strategic Fund incurred expenses of $1,502 and $49,903, respectively in Class A pursuant to the Plan. The All Cap Value Fund and Strategic Fund also incurred additional expenses of $4,254,673 and $214,228, respectively in Class C.

6	Capital Share Transactions Transactions in shares of the Funds were as follows:

All Cap Value Fund

	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Class A(1):
Shares sold	566,381	—
Shares issued in reinvestment of distributions	3	—
Shares redeemed	(30,230)	—
Net increase	536,154	—
Class C:
Shares sold	265,280	259,120
Shares issued in reinvestment of distributions	2,063,402	1,300,320
Shares redeemed	(4,105,344)	(3,279,679)
Net decrease	(1,776,662)	(1,720,239)
Adviser Class:
Shares sold	347,814	920,693
Shares issued in reinvestment of distributions	588,484	393,823
Shares redeemed	(1,210,990)	(1,195,714)
Net increase (decrease)	(274,692)	118,802
Net decrease in capital shares	(1,515,200)	(1,601,437)

(1) Inception date of Class A was September 17, 2018.

THE OLSTEIN FUNDS

Transactions in shares of the Funds were as follows:

Strategic Fund

	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Class A:
Shares sold	77,735	90,908
Shares issued in reinvestment of distributions	8,685	—
Shares redeemed	(380,951)	(630,008)
Net decrease	(294,531)	(539,100)
Class C:
Shares sold	99,581	89,789
Shares issued in reinvestment of distributions	12,890	—
Shares redeemed	(399,336)	(819,895)
Net decrease	(286,865)	(730,106)
Adviser Class:
Shares sold	269,776	948,744
Shares issued in reinvestment of distributions	24,110	—
Shares redeemed	(2,117,797)	(1,867,026)
Net decrease	(1,823,911)	(918,282)
Net decrease in capital shares	(2,405,307)	(2,187,488)

7	Investment Transactions The aggregate purchases and sales, excluding short-term investments, by Fund for the year ended June 30, 2019, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
All Cap Value Fund	$—	$—	$223,434,634	$336,576,422
Strategic Fund	—	—	30,530,123	71,661,873

8
Federal Tax Information  The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2019, were as follows:

	Aggregate	Aggregate	Net	Federal Income
Fund	Gross Appreciation	Gross Depreciation	Appreciation	Tax Cost
All Cap Value Fund	$87,907,367	$(30,607,221)	$57,300,146	$607,574,400
Strategic Fund	11,203,255	(7,434,313)	3,768,942	93,414,509

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

THE OLSTEIN FUNDS

At June 30, 2019, the components of distributable earnings on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
All Cap Value Fund	$1,030,374	$14,344,957	$—	$57,300,146	$72,675,477
Strategic Fund	—	—	(1,464,458)	3,768,942	2,304,484

As of June 30, 2019, the Funds did not have any capital loss carry forwards. The Strategic Fund utilized $4,094,026 of capital loss carry forwards during the year. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended June 30, 2019, the All Cap Value Fund did not defer any post-October capital losses or late-year ordinary losses. The Strategic Fund deferred, on a tax basis, post-October capital losses of $1,420,724 and late-year ordinary losses of $43,734.

The tax character of distributions paid for the year ended June 30, 2019 was as follows:

	Ordinary*	Long Term
Fund	Income	Capital Gains	Total
All Cap Value Fund	$5,048,919	$48,204,954	$53,253,873
Strategic Fund	—	780,786	780,786

The tax character of distributions paid for the year ended June 30, 2018 was as follows:

	Ordinary*	Long Term
Fund	Income	Capital Gains	Total
All Cap Value Fund	$—	$38,380,579	$38,380,579
Strategic Fund	—	—	—

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9
Securities Lending  Following terms of a securities lending agreement with the Funds’ Custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current

THE OLSTEIN FUNDS

basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities at the inception of the loan. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Funds. As of June 30, 2019, the All Cap Value Fund and the Strategic Fund had 19 and 13 securities out on loan, respectively.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The All Cap Value Fund and the Strategic Fund held $56,968,657 and $18,760,370 as of June 30, 2019, respectively. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

10	Line Of Credit Effective November 19, 2018, the All Cap Value Fund and Strategic Fund each has established an unsecured Line of Credit (“LOC”)

THE OLSTEIN FUNDS

in the amount of $50,000,000 and $20,000,000, respectively, or 33.33% of the fair value of each Fund’s unencumbered assets whichever is less. Each LOC matures unless renewed on July 25, 2019. These LOCs are intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Funds. The LOCs are with the Custodian. Interest is charged at the prime rate which was 5.50% as of June 30, 2019. The interest rate during the year was between 5.25%-5.50%. The Funds have authorized the Custodian to charge any of each Fund’s accounts for missed payments. For the year ended June 30, 2019, the Funds did not have any borrowing under the LOCs.

On July 25, 2019, the Funds renewed the LOCs through July 24, 2020. Borrowing under the renewed LOC for the Strategic Fund is limited to the lesser of $15,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less.

11
Report of the Funds’ Special Shareholder Meeting (Unaudited)  A Special Meeting of Shareholders of the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund (the “Acquired Funds”), each a series of The Olstein Funds, took place on September 12, 2018, to approve a proposed Agreement of and Plan of Reorganization for the Acquired Funds, whereby the All Cap Value Fund and Strategic Fund (the “Acquiring Funds”), each a series of Managed Portfolio Series, would acquire all the assets and liabilities of the Acquired Funds, in exchange for shares of the Acquiring Funds which would be distributed pro rata by the Acquired Funds to its shareholders, in complete liquidation and termination of the Acquired Funds (the “Reorganization”).

All of the Acquired Funds’ shareholders of record at close of business on July 6, 2018, were entitled to vote. As of the record date, the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund had 31,331,191 and 7,058,901 shares outstanding respectively.

Of the 18,501,939 shares of the Olstein All Cap Value Fund present in person or by proxy at the meeting on September 12, 2018: 18,101,037, or 97.8% voted in favor of the Reorganization (representing 57.8% of total outstanding shares), 48,367 or 0.3%, voted against the Reorganization, and 352,535 or 1.9% withheld from voting for the Reorganization. Accordingly, the Reorganization was approved.

THE OLSTEIN FUNDS

Of the 3,901,013 shares of the Olstein Strategic Opportunities Fund present in person or by proxy at the meeting on September 12, 2018: 3,826,019, or 98.1% voted in favor of the Reorganization (representing 54.2% of total outstanding shares), 13,974 or 0.3%, voted against the Reorganization, and 61,020 or 1.6% withheld from voting for the Reorganization. Accordingly, the Reorganization was approved.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Olstein Funds and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (“Olstein Funds” or the “Funds”), each a series of Managed Portfolio Series, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
August 28, 2019

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information (Unaudited)

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office**	Portfolios		Directorships
	Position(s)	and Length	in Trust	Principal	Held by Trustee
Name, Address and	Held with	of Time	Overseen	Occupation(s) During	During the Past
Year of Birth	the Trust	Served	by Trustee	the Past Five Years	Five Years
Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	37	Retired, Chief	Independent
615 E. Michigan St.	Independent	Term;		Financial Officer,	Trustee, ETF
Milwaukee, WI 53202	Trustee	Since		Robert W. Baird	Series
Year of Birth: 1946	and Audit	April		& Co. Incorporated	Solutions (47
	Committee	2011		(2000-2011).	Portfolios)
	Chairman				(2012-
Present);
Director,
Anchor
Bancorp
Wisconsin,
Inc.
(2011-2013).

David A. Massart	Trustee	Indefinite	37	Co-Founder	Independent
615 E. Michigan St.	and	Term;		and Chief	Trustee, ETF
Milwaukee, WI 53202	Valuation	Since		Investment	Series
Year of Birth: 1967	Committee	April		Strategist, Next	Solutions
	Chairman	2011		Generation	(47
				Wealth	Portfolios)
				Management,	(2012-
				Inc. (2005-Present)	Present).

David M. Swanson	Trustee	Indefinite	37	Founder and	Independent
615 E. Michigan St.	and	Term;		Managing	Trustee,
Milwaukee, WI 53202	Nominating	Since		Principal,	ALPS
Year of Birth: 1957	&	April		SwanDog	Variable
	Governance	2011		Strategic	Investment
	Committee			Marketing, LLC	Trust
	Chairman			(2006-present).	(10
Portfolios)
(2006-
Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund (2015-
Present).

THE OLSTEIN FUNDS

Additional Information Continued (Unaudited)

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office**	Portfolios		Directorships
	Position(s)	and Length	in Trust	Principal	Held by Trustee
Name, Address and	Held with	of Time	Overseen	Occupation(s) During	During the Past
Year of Birth	the Trust	Served	by Trustee	the Past Five Years	Five Years
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	37	Retired (July	None
615 E. Michigan St.	and	Term;		2018-Present),
Milwaukee, WI 53202	Trustee	Since		Executive Vice
Year of Birth: 1958		January		President, U.S.
		2011		Bancorp Fund
Services, LLC
(1994-2018).

Officers

Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp
Milwaukee, WI 53202	Principal	Since		Fund Services,
Year of Birth: 1973	Executive	November		LLC (2005-
	Officer	2018		Present).

Deborah Ward	Vice	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	President,	Term;		President, U.S.
Milwaukee, WI 53202	Chief	Since		Bancorp Fund
Year of Birth: 1966	Compliance	April		Services, LLC
	Officer and	2013		(2004-Present).
Anti-Money
Laundering
Officer

Benjamin Eirich**	Vice	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	President,	Term;		President, U.S.
Milwaukee, WI 53202	Treasurer	Since		Bancorp Fund
Year of Birth: 1981	and	May		Services, LLC
	Principal	2016		(2008-Present).
Financial
Officer

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of Quasar Distributors, LLC.
**	Prior to August 13, 2019, Mr. Ryan L. Roell served as Treasurer and Principal Financial Officer of the Trust and Mr. Eirich served as Vice President and Assistant Treasurer of the Trust.

THE OLSTEIN FUNDS

Additional Information Continued (Unaudited)

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office**	Portfolios		Directorships
	Position(s)	and Length	in Trust	Principal	Held by Trustee
Name, Address and	Held with	of Time	Overseen	Occupation(s) During	During the Past
Year of Birth	the Trust	Served	by Trustee	the Past Five Years	Five Years

Thomas A.	Secretary	Indefinite	N/A	Vice President,	N/A
Bausch, Esq.		Term;		U.S. Bancorp
615 E. Michigan St.		Since		Fund Services,
Milwaukee, WI 53202		November		LLC (2016-
Year of Birth: 1979		2017		Present);
Associate,
Godfrey &
Kahn S.C.
(2012-2016).

Douglas Schafer	Vice	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	President	Term;		President, U.S.
Milwaukee, WI 53202	and	Since		Bancorp Fund
Year of Birth: 1970	Assistant	May		Services, LLC
	Treasurer	2016		(2002-Present).

Michael Cyr II	Vice	Indefinite	N/A	Officer, U.S.	N/A
615 E. Michigan St.	President	Term;		Bancorp Fund
Milwaukee, WI 53202	and	Since		Services, LLC
Year of Birth: 1992	Assistant	August		(2013-Present).
	Treasurer	2019

THE OLSTEIN FUNDS

Additional Information Continued (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-800-799-2113.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-799-2113.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-799-2113, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS
RECEIVED DEDUCTION

For the year ended June 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% and 0.00% for the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2019 was 100.00% and 0.00% for the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00% and 0.00% for the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, respectively.

THE OLSTEIN FUNDS

PRIVACY POLICY (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

THE OLSTEIN FUNDS

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Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

Investment Adviser
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, New York 10577

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Administrator, Fund Accountant
and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, Wisconsin  53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-800-799-2113.

The Olstein Funds
4 Manhattanville Road
Purchase, New York  10577

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended June 30, 2019 and June 30, 2018, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$31,000	$29,500
Audit-Related Fees	$0	$0
Tax Fees	$7,500	$6,000
All Other Fees	$-	$-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:
.
	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2019	FYE 6/30/2018
Registrant	N/A	$6,000
Registrant’s Investment Adviser	N/A	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)                      /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date   September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date   September 6, 2019

By (Signature and Title)                      /s/ Benjamin Eirich
Benjamin Eirich, Treasurer

Date   September 6, 2019